CERTIFICATION OF ANNUAL FINANCIAL REPORT

I, Alan Gaines, Chairman of the Board and Chief Executive Officer of Dune Energy, Inc. (f/k/a IP Factory, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Amended Annual Report on Form 10-KSB/A for the period ended December 31, 2002 (the "Annual Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Dune Energy, Inc., (f/k/a IP Factory, Inc.).


Dated: November 26, 2003
                                                   /s/ Alan Gaines
                                                   -----------------------------
                                                   Alan Gaines


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.